SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of

1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
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ASTRONICS CORPORATION

(Name of Registrant as specified in its charter)

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ASTRONICS CORPORATION

130 Commerce Way, East Aurora, New York 14052

Dear Fellow Shareholders:

It is my pleasure to invite you to attend the 2012 Annual Meeting of Shareholders to be held at Astronics Corporation, 130 Commerce Way, East Aurora, New York, at 10:00 a.m. on Wednesday, May 2, 2012. The doors will open at 9:30 a.m. Please arrive early and join us for a tour of our facility. Directions are on the inside cover.

Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

This year the Annual Meeting of Shareholders will be held to consider and take action with regard to:

•	the election of six directors,

•	the approval of the selection of the Company’s auditors,

Complete details are included in the accompanying proxy statement.

I look forward to meeting with you and hearing your views on the progress of Astronics.

Kevin T. Keane

Chairman of the Board

East Aurora, New York

March 23, 2012

DIRECTIONS TO ASTRONICS CORPORATION

130 COMMERCE WAY, EAST AURORA, NY 14052:

From I-90 (NYS Thruway), take exit 54 “Route 400 South.”

Take Route 400 South for about 11 miles to the “Route 20A/East Aurora” exit.

Turn right at the end of the exit ramp onto Route 20A. Continue on 20A (also known as Main Street in East Aurora) through the village of East Aurora. After approximately 1.5 miles you will continue through a traffic circle (stay on Route 20A).

Continue on 20A for about .75 miles. Turn left onto Commerce Way (US Post Office is on corner). Astronics is at the end of Commerce Way.

Astronics Corporation telephone number: 716-805-1599.

ASTRONICS CORPORATION

130 COMMERCE WAY, EAST AURORA, NEW YORK 14052

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Astronics Corporation will be held at Astronics Corporate Headquarters, 130 Commerce Way, East Aurora, New York, on Wednesday, May 2, 2012 at 10:00 a.m., to consider and take action on the following:

1.	To elect the Board of Directors;

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 13, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

It is important that your shares be represented at the Annual Meeting whether or not you plan to attend. Accordingly, we request that you vote at your earliest convenience. Such shareholders are requested to complete, date, sign and return the enclosed proxy card(s) in the return envelope enclosed. Further instructions are contained in the enclosed proxy card.

By Order of the Board of Directors

David C. Burney,

Secretary

East Aurora, New York

Dated: March 23, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD May 2, 2012:

The enclosed proxy statement and 2011 Annual Report to Shareholders are available at http://proxy.astronics.com.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

MAY 2, 2012

This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of Astronics Corporation, a New York corporation (“Astronics” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 2, 2012 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telecommunication by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on or about March 23, 2012.

If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted (i) FOR the election of each of the nominees for director listed below and (ii) FOR the proposal to ratify the appointment of independent auditors. The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

A shareholder may revoke any proxy given pursuant to this solicitation at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on March 13, 2012 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 13, 2012, Astronics Corporation had outstanding and entitled to vote at the meeting a total of 9,670,914 shares of Common Stock and 2,695,213 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Class B Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. Votes cast FOR the nominees will count as “yes votes;” and WITHHOLD votes will be excluded entirely from the vote and will have no effect. A majority of the votes cast is required to approve the selection of the Company’s auditors. Votes may be cast FOR, AGAINST or ABSTAIN on the approval of this proposal. Only “votes cast” by the shareholders entitled to vote are determinative of the outcome of the matters subject to shareholder vote. Votes withheld, abstentions and broker non-votes will be counted in determining the existence of a quorum, but will not be counted towards such nominee’s or any other nominee’s achievement of plurality or in determining the votes cast on any other proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Shareholders are being asked to elect six directors to the Company’s Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The six directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the six nominees named below. With the exception of Mr. Gundermann, each of the nominees is independent within the meaning of the NASDAQ Stock Market, LLC director independence standards as currently in effect. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

The following information is provided concerning the nominees for director:

Name of Nominee	Age	Positions and Offices With Astronics	First Elected or Appointed Director

Raymond W. Boushie	72	Director; Compensation, Audit and Nominating/Governance Committees of the Board of Directors	2005

Robert T. Brady	71	Director; Audit and Nominating/Governance Committees of the Board of Directors	1990

John B. Drenning	74	Director; Compensation and Nominating/Governance Committees of the Board of Directors	1970

Robert J. McKenna	63	Director; Compensation, Audit and Nominating/Governance Committees of the Board of Directors	1996

Kevin T. Keane	79	Chairman of the Board and Director of the Company; Compensation Committee of Board of Directors	1970

Peter J. Gundermann	49	Director, President and Chief Executive Officer of the Company	2001

Raymond W. Boushie retired in 2005 as President and CEO of Crane Co.’s Aerospace & Electronics segment, a position he held since 1999. Previously he was President of Crane’s Hydro-Aire operation. Mr. Boushie has a B.A. from Colgate University, and has completed graduate work at the University of Michigan and the Wharton School of Finance at the University of Pennsylvania. Mr. Boushie has over 40 years of Aerospace industry experience.

Robert T. Brady is the Executive Chairman of Moog Inc., a publicly traded company that is a designer and manufacturer of high performance, precision motion and fluid controls and control systems for use in aerospace, defense, industrial and medical markets. Mr. Brady was Chief Executive Officer of Moog Inc. from 1988 to December 1, 2011, he has been a Moog Board member since 1984 and in 1996, he was elected Chairman of the Board of Moog, Inc. Prior to joining Moog in 1966, Mr. Brady served as an officer in the U.S. Navy. Mr. Brady received his B.S. in Mechanical Engineering from the Massachusetts Institute of Technology and his M.B.A. from Harvard Business School.

John B. Drenning is a partner in the Buffalo, New York law firm of Hodgson Russ LLP and has been in the private practice of law since 1964. Mr. Drenning received his law degree from Cornell University.

Robert J. McKenna was President and Chief Executive Officer of Wenger Corporation, a manufacturer of facility products for performing arts and education markets from 2001 through his retirement in 2005. From 1994 to 2001, Mr. McKenna was Chairman of the Board, President and Chief Executive Officer of Acme Electric Corporation, a manufacturer of power conversion systems for electronic and electrical systems. Mr. McKenna received a B.S. in Business Management from Western Kentucky University.

Kevin T. Keane has been Chairman of the Company since 1974. Mr. Keane was previously the President and Chief Executive Officer of the Company. Mr. Keane began his career with the Company as Executive Vice President in 1970 and remains active in his role as Chairman of the Board of the Company. He holds an A.B. in Economics and an M.B.A. from Harvard University.

Peter J. Gundermann has been a director of Astronics since 2000 and has held the position of President and Chief Executive Officer of the Company since 2003. Mr. Gundermann has served as the President of Astronics Aerospace and Defense subsidiaries since 1991 and has been with the Company since 1988. He holds a B.A. in Applied Mathematics and Economics from Brown University and earned an M.B.A. from Duke University.

Other Directorships

Current directors and/or director nominees of the Company are presently serving, or have served during the preceding five years, on the following boards of directors of other publicly traded companies:

Name of Director	Company
Raymond W. Boushie	Moog Inc.
Robert T. Brady	Moog Inc.; M&T Bank Corporation; National Fuel Gas Company; Seneca Foods Corporation*
Peter J. Gundermann	Moog Inc.
Kevin T. Keane	MOD-PAC Corp.
Robert J. McKenna	MOD-PAC Corp.

*	-Effective August 2011, Mr. Brady is no longer serving as a director of Seneca Foods Corporation and did not stand for re-election in accordance with Seneca Foods Corporation’s by-laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors Independence

The Board of Directors has determined that each of its current directors, except for Mr. Gundermann, is independent within the meaning of the NASDAQ Stock Market, LLC director independence standards as currently in effect.

Board of Directors Meetings and Standing Committees

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate. All Directors are expected to attend each meeting of the Board of Directors and the committees on which he serves, and are also invited, but not required, to attend the Annual Meeting. The Board of Directors has three standing committees: an Audit Committee, Compensation Committee, and Nominating/Governance Committee. During the year ended December 31, 2011, the Board of Directors held four meetings. Each director attended at least 75% of the meetings of the Board of Directors.

The Audit Committee consists of Messrs. Brady (Chair), Boushie, and McKenna, each of whom is independent within the meaning of the NASDAQ Stock Market, LLC director independence standards as currently in effect. The Board of Directors has determined that Messrs. Brady, Boushie and McKenna are each an “audit committee financial expert” as defined under federal securities laws. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year is set forth in the “Report of the Audit Committee” included in this proxy statement. The Audit Committee held four meetings in 2011. The Audit Committee is governed by a written charter approved by the Board of Directors that is posted on the Investor Relations section of the Company’s website at www.astronics.com.

The Compensation Committee currently consists of Messrs. Drenning (Chair), Boushie, Keane and McKenna, each of whom is independent within the meaning of the NASDAQ Stock Market, LLC director independence standards as currently in effect. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company’s executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. In appropriate circumstances, the Compensation Committee considers the recommendations of the Company’s Chief Executive Officer, with respect to reviewing and approving compensation levels for other executive officers. The Compensation Committee does not use outside compensation consultants on a regular basis. The Committee may consult broad-based third party survey data to obtain a general understanding of current compensation practices of companies of similar size and industry in which the Company competes for employees. The Compensation Committee held three meetings in 2011. The Compensation Committee is not governed by a written charter.

The Nominating/Governance Committee consists of Messrs. McKenna (Chair), Boushie, Brady and Drenning, each of whom is independent within the meaning of the NASDAQ Stock Market, LLC director independence standards as currently in effect. The Nominating/Governance Committee is responsible for evaluating and selecting candidates for the Board of Directors and addressing corporate governance matters on behalf of the Board of Directors. In performing its duties to recommend nominees for the Board of Directors, the Nominating/Governance Committee seeks director candidates with the following qualifications, at minimum: high character and integrity; substantial life or work experience that is of particular relevance to the Company; sufficient time available to devote to his or her duties; and ability and willingness to represent the interests of all shareholders rather than any special interest group. The Nominating/Governance Committee may use third-party search firms to identify Board of Director candidates. It also relies upon recommendations from a wide variety of its contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential candidates. Shareholders wishing to submit or nominate candidates for election to the Board of Directors must supply information in writing regarding the candidate to the Nominating/Governance Committee at the Company’s executive offices in East Aurora, New York. This information should include the candidate’s name, biographical data and qualifications. Generally, the Nominating/Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon biographical data and qualifications.

This information is evaluated against the criteria described above and the specific needs of the Company at the time. Additional information regarding proposed nominees may be requested. On the basis of the information gathered in this process, the Nominating/Governance Committee determines which nominee to recommend to the Board of Directors. The Nominating/Governance Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. The Nominating/Governance Committee held one meeting in 2011. The Nominating/Governance Committee is not governed by a written charter but acts pursuant to a resolution adopted by the Board of Directors addressing the nomination process as required by federal securities laws and NASDAQ Stock Market, LLC regulations.

Executive Sessions of the Board

Non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not Company employees and includes directors, if any, who are not independent as determined by the Board of Directors. The Company’s non-management directors consist of all of its current directors, except Mr. Gundermann. An executive session of the Company’s non-management directors is generally held in conjunction with each regularly scheduled Board of Directors meeting. Additional executive sessions may be called at the request of the Board of Directors or the non-management directors.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to its Chief Executive Officer, Chief Financial Officer as well as all other directors, officers and employees of the Company. This Code of Business Conduct and Ethics is posted on the Investor Information section of the Company’s website at www.astronics.com. The Company will disclose any amendment to this Code of Business Conduct and Ethics or waiver of a provision of this Code of Business Conduct and Ethics, including the name of any person to whom the waiver was granted, on its website.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of the Company’s Compensation Committee or any of its executive officers and any member of any other company’s board of directors or compensation committee (or equivalent), nor has any such relationship existed in the past. No member of the Compensation Committee was, during fiscal 2011, an officer or employee of the Company or any of its subsidiaries. Mr. Keane served as the Company’s President and Chief Executive Officer until his retirement in 2003.

Compensation of Directors

The following table sets forth the cash compensation as well as certain other compensation paid to the Company’s directors during the year ended December 31, 2011:

Name	Fees Earned or Paid in Cash	Option Awards(3)	Total
Raymond W. Boushie(1)	$25,000	$30,475	$55,475
Robert T. Brady(1)	$25,000	$30,475	$55,475
John B. Drenning(1)	$25,000	$30,475	$55,475
Peter J. Gundermann(2)	—	—	—
Kevin T. Keane(1)	$30,000	$30,475	$60,475
Robert J. McKenna(1)	$25,000	$30,475	$55,475

(1)	In 2011, each of Messrs. Boushie, Brady, Drenning, Keane and McKenna was awarded options under the 2005 Director Stock Option Plan to purchase 2,500 shares of Common Stock and 250 shares of Class B Stock at an exercise price of $19.60 per share. These options vested in full on August 28, 2011 and terminate on February 28, 2021. At December 31, 2011, Messrs. Boushie, Brady, Drenning, Keane and McKenna had options to purchase 19,000, 41,940, 41,940, 53,500 and 28,000 shares of Astronics Common Stock and 3,962, 12,565, 12,565, 16,899 and 7,337 shares of Astronics Class B Stock, respectively. The exercise price is 100% of the fair market value on date of grant.

(2)	Peter J. Gundermann receives no separate compensation as a director of the Company.

(3)	All options issued to directors were issued pursuant to the Company’s 2005 Director Stock Option Plan. Options issued under this plan have an exercise price no less than the fair market value of the Common Stock on the date of grant. These options vest six months after date of grant, and generally expire ten years after the date of grant. The total fair value of the award is determined under generally accepted accounting principles used to calculate the value of equity awards for purposes of the Company’s financial statements. The amounts do not reflect the actual amounts that may be realized by the director. A discussion of the assumptions used in calculating these values is in Note 10 to the audited financial statements in Astronics Corporation Annual Report on Form 10-K for the year ended December 31, 2011.

Directors’ and Officers’ Indemnification Insurance

The Company has in place Directors’ and Officers’ Liability Insurance policies written by the Chubb Group and The Travelers for a sixteen month term expiring July 1, 2012. The sixteen month premium was $202,743. The policies have limits of $15 million in the aggregate and provide indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities.

The Company also has entered into indemnification agreements with its officers and directors. The indemnification agreements provide that the officer or director will be indemnified for expenses, investigative costs and judgments arising from certain threatened, pending or completed legal proceedings.

Contacting the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors by writing to: Board of Directors, Astronics Corporation, 130 Commerce Way, East Aurora, New York, 14052. Shareholders who would like their submission directed to a particular director may so specify and the communication will be forwarded, as appropriate.

Board Composition and Diversity

The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board of Directors to satisfy its oversight responsibilities effectively. A slate of Directors to be nominated for election at the annual shareholders’ meeting each year is approved by the Board of Directors. In identifying candidates for Director, the Board of Directors takes into account (1) the comments and recommendations of board members regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members, (2) the requisite expertise and sufficiently diverse backgrounds of the Board of Directors’ overall membership composition, (3) the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors and (4) all other factors it considers appropriate. Although the Company has no policy regarding diversity, the Board of Directors believe that diversity is an important component of a board of directors, including such factors as background, skills, experience and expertise.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth elsewhere in this proxy statement. In particular, with regard to Mr. McKenna, the Board of Directors considered his strong background in the manufacturing sector, believing that his experience is invaluable in evaluating performance management and other aspects of the Company. With regard to Messrs. Boushie and Brady, the Board of Directors considered their significant experience, expertise and background with regard to the aerospace industry. The Board of Directors also considered the broad perspective brought by Mr. Drenning’s experience as an attorney representing companies in many diverse industries. The Board of Directors also considered the many years of experience with the Company represented by Messrs. Keane and Gundermann, the Company’s Chairman of the Board and Chief Executive Officer, respectively — over thirty five years in the case of Mr. Keane, and over twenty years in the case of Mr. Gundermann.

Board Leadership Structure

The roles of the Company’s Chairman of the Board and as Chief Executive Officer have been served by separate individuals since 2003. The Company believes this leadership structure supports its current belief that it is the Chief Executive Officer’s responsibility to manage the Company and the Chairman’s responsibility to manage the Board.

The Company believes its Chief Executive Officer and Chairman of the Board have an excellent working relationship that has allowed Mr. Gundermann to focus on the challenges that the Company is facing in the current business environment. By separating the roles of the Chairman of the Board and Chief Executive Officer positions, the Company ensures there is no duplication of effort between them. This provides strong leadership for the Company’s Board of Directors, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of its customers, employees and other stakeholders.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of the Company’s risk management is not only understanding the risks it faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls over financial reporting as well as compliance risk. In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

REPORT OF AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m)(3) of the Exchange Act and under the NASDAQ Stock Market, LLC listing standards currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors has determined that each of Messrs. Boushie, Brady and McKenna qualify as an “audit committee financial expert.”

The Audit Committee operates under a written charter which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by independent public accountants.

The Audit Committee reviewed and discussed with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for the year ended December 31, 2011. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended or supplemented.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2011, filed with the Securities and Exchange Commission.

March 6, 2012

Robert T. Brady, Chairman

Raymond W. Boushie

Robert J. McKenna

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s compensation philosophy and program objectives are directed by two primary guiding principles. First, the program is intended to provide levels of compensation sufficient to attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company’s executives and shareholders such that a portion of each executive’s compensation is directly linked to maximizing shareholder value.

The Company’s goals are to outperform its industry, in terms of growth, financial performance, and innovation. In support of these goals, the executive compensation program is designed to energize its executive officers to outperform its industry and to reward performance that is directly relevant to the Company’s short-term and long-term success. As such, the Company provides both short-term and long-term incentives. The Committee has structured the executive compensation program with three primary underlying components: base salary, annual cash bonus incentives, and long-term incentives. The Company’s compensation objective is to (i) compensate its executive officers at a base level that is competitive with salaries near the average salaries paid by companies of similar size and nature; (ii) provide the opportunity for its executive officers to earn additional compensation in the form of annual cash bonuses ; and (iii) design long-term incentive plans to focus executive efforts on the long-term goals of the Company and to maximize total return to the Company’s shareholders, while taking into account the Company’s relative performance and strategic goals.

The Compensation Committee utilizes its expertise and knowledge of the markets in which the Company competes for employees in determining compensation policy. In addition, the Committee may consult broad-based third party survey data to obtain a general understanding of current compensation practices of companies of similar size and industry.

Base Salary

The Compensation Committee approves the salaries paid to the Company’s executive officers and as part of its responsibilities reviews these salaries annually. Individual salary changes are based on a combination of factors such as the performance of the executive, salary level relative to the competitive market, level of responsibility, growth of Company operations and experience of the executive. In appropriate circumstances, the Compensation Committee considers the recommendations of the Company’s Chief Executive Officer.

Cash Bonus

The Compensation Committee has the authority to award discretionary annual incentive cash bonuses to the Company’s executive officers. Annual incentive bonuses are intended to compensate officers for achieving financial, strategic and operational success. Bonuses are not tied to specific, objective targets such as achieving a particular profit level. The Compensation Committee considers a number of factors in determining bonuses. Factors considered include profitability, sales growth, the performance of the individual in the eyes of the Committee, comparisons to external broad-based compensation data provided by a third party for the purpose of obtaining a general understanding of compensation practices of companies of similar size and industry and available information with respect to the aerospace and defense industry. Bonuses are not capped. Bonuses are reviewed and approved by the Compensation Committee. In appropriate circumstances, the Compensation Committee considers the recommendations of the Company’s Chief Executive Officer.

Long-Term Incentives

The Company believes that long-term performance is achieved through an ownership culture that incentivizes its executive officers through the use of stock-based awards. The Company’s stock option plans have been established to provide certain of its employees, including its executive officers, with incentives to help align those employees’ interests with the long-term interests of the Company’s shareholders. The Compensation Committee believes that the use of stock-based awards is an important element of achieving its compensation goals. The Company has not adopted stock ownership guidelines, and, other than the Company’s broad-based Employee Stock Purchase Plan, its stock option plans have provided the principal method for its executive officers to acquire equity or equity-linked interests in the Company.

Options

The Company’s Stock Option Plan authorizes it to grant options to purchase shares of common stock to its employees. The goal of stock options is to create long-term incentives for key employees to maximize future performance of the Company. The Compensation Committee is the administrator of the Stock Option Plan. Stock option grants generally are made annually or at the commencement of employment. The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its expectation of future individual performance, a review of each executive’s existing long-term incentives and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of the Company’s Chief Executive Officer. In 2011, the named executive officers were awarded stock options in the amounts indicated in the section entitled “Grants of Plan Based Awards.” Stock options granted by the Company have an exercise price equal to the fair market value of the Common Stock on the day of grant, typically straight line vest 20% per annum based upon continued employment over a 5-year period, and generally expire ten years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended.

The Company’s 1997 and 2005 Director Stock Option Plans authorizes it to grant options to purchase shares of common stock to its directors who are not executive officers or employees. Peter J. Gundermann and David C. Burney comprise the stock option committee that administers the Director Stock Option Plans. Stock option grants generally are made during the 30-day period commencing one week after the issuance of a press release announcing the Company’s quarterly or annual results of operations. The Compensation Committee reviews and approves stock option awards to directors based upon a review of competitive compensation data, its assessment of individual performance and retention considerations. In 2011, each of Messrs. Boushie, Brady, Drenning, Keane and McKenna were awarded options under the Director Stock Option Plans to purchase 2,750 shares of Stock at an exercise price of $19.60 per share. These options vested in full on August 28, 2011 and terminate on February 28, 2021.

Employment Agreements

Mr. Gundermann serves as our President and Chief Executive Officer under an Employment Benefit Termination Agreement dated December 16, 2003. The agreement was effective as of December 16, 2003 and ends upon Mr. Gundermann’s attainment of age 70, unless earlier terminated in accordance with the terms of the agreement. Under this agreement, Mr. Gundermann receives an annual salary and bonuses as determined by the Compensation Committee. He is also eligible to participate in the Company’s employee benefit plans and to receive fringe benefits made generally available to our senior management.

In the event Mr. Gundermann’s employment is terminated within two years following, or directly or indirectly in connection with or in anticipation of, a change in control of the Company, he will be entitled to receive (i) his salary and fringe benefits through the termination date and an amount equal to the greater of two times his then current annual base salary or two times his average annual base salary for the two years preceding the termination date, (ii) all vested benefits under any Company retirement, profit sharing or supplemental retirement plan in which he participates and (iii) for a period of two years from the termination date, continue to be provided with an automobile or reimbursement of automobile expense. Mr. Gundermann has the option to receive some or all of the foregoing salary and benefits in a lump sum payment. In addition to the benefits set forth above, upon a change in control, Mr. Gundermann will be entitled to (i) exercise all vested or unvested stock options held by him on the termination date within the one year period following the termination date, or in lieu thereof, receive the bargain element of such stock options in cash, (ii) continue to receive, for a period of two years from the termination date, health, life and disability insurance coverage for which he was eligible during his employment with the Company and (iii) receive payment for accrued but unused vacation prorated for the length of his services in the calendar year in which his termination occurs.

Messrs. Burney, Kramer and Peabody serve as officers of the Company under Employment Benefit Termination Agreements. The agreements end upon their attainment of age 70, unless earlier terminated in accordance with the terms of the agreement. Under these agreements, Messrs. Burney, Kramer and Peabody receive an annual salary and bonuses as determined by the Compensation Committee. They are also eligible to participate in the Company’s employee benefit plans and to receive fringe benefits made generally available to our senior management.

In the event Messrs. Burney, Kramer and Peabody’s employment is terminated within two years following, or directly or indirectly in connection with or in anticipation of a change in control of the Company, each will be entitled to receive (i) his salary and fringe benefits through the termination date and an amount equal to the greater of his then current annual base salary or his average annual base salary for the two years preceding the termination date, (ii) all vested benefits under any Company retirement, profit sharing or supplemental retirement plan in which he participates and (iii) for a period of one year from the termination date, continue to be provided with an automobile or reimbursement of automobile expense if applicable. Messrs. Burney, Kramer and Peabody have the option to receive some or all of the foregoing salary and benefits in a lump sum payment. In addition to the benefits set forth above, upon a change in control, Messrs. Burney, Kramer and Peabody will be entitled to (i) exercise all vested or unvested stock options held by him on the termination date within the one year period following the termination date, or in lieu thereof, receive the bargain element of such stock options in cash, (ii) continue to receive, for a period of one year from the termination date, health, life and disability insurance coverage for which they were eligible during their employment with the Company and (iii) receive payment for accrued but unused vacation prorated for the length of their services in the calendar year in which the termination occurs.

Under the agreements with Mr. Gundermann, Mr. Burney, Mr. Kramer and Mr. Peabody a “change in control” means and is deemed to have occurred if there is a transfer in one or more transactions, extending over a period of not more than 24 months, of Common Stock of the Company possessing 25% or more of the total combined voting power of all of the Company’s Common and Class B shares of Common Stock. A transfer shall be deemed to occur if shares of Common Stock are either transferred or made the subject of options, warrants or similar rights granting a third party the opportunity to acquire ownership or voting control of such Common Stock.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the “Committee”) determines the compensation of the Chief Executive Officer and other executive officers of the Company. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for the Company’s executive officers, the Committee determines the grants under the Company’s Stock Option Plan and oversees the administration of other compensation plans and programs.

The Committee has reviewed the Compensation Discussion and Analysis contained elsewhere in this proxy statement and has discussed it with management. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

March 6, 2012

John B. Drenning, Chairman

Raymond W. Boushie

Kevin T. Keane

Robert J. McKenna

Summary Compensation Table

The following table sets for the cash compensation as well as certain other compensation earned by the Company’s Named Executive Officers during the year ended December 31, 2011. Such amounts do not reflect actual cash received by the Named Executive Officers (NEO) in 2011.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings		All Other Compensation		Total
Peter J. Gundermann,	2011	$365,000	$182,000	$206,510	$504,545	(2)	$42,791	(3)	$1,300,846
President and Chief Executive Officer	2010	$311,000	$180,000	$184,338	$186,536	(2)	$41,073		$902,947
	2009	$295,000	$120,000	$148,046	$—	(2)	$32,829		$595,875

David C. Burney,	2011	$245,000	$123,000	$69,480	$—		$38,121	(4)	$475,601
Executive Vice President — Finance and Chief Financial Officer	2010	$211,000	$97,000	$62,700	$—		$32,687		$403,387
	2009	$200,000	$69,000	$50,205	$—		$30,774		$349,979

James S. Kramer,	2011	$215,000	$84,000	$61,760	$—		$23,134	(5)	$383,894
Executive Vice President(7)	2010	$185,000	$37,914	$54,549	$—		$21,676		$299,139

Mark A. Peabody,	2011	$291,746	$210,878	$82,990	$—		$12,250	(6)	$597,864
Executive Vice President(7)	2010	$275,200	$166,085	$81,510	$—		$12,250		$535,045

(1)	The amounts reported in the “Option Awards” reflect the fair value on the grant date of the award. The total fair value of the option award is determined under generally accepted accounting principles used to calculate the value of equity awards for purposes of the Company’s financial statements. The amounts do not reflect the actual amount that may be realized by the executive officers. A discussion of the assumptions used in calculating these values is in Note 10 to the audited financial statements in the Astronics Corporation Annual Report on Form 10-K for the year ended December 31, 2010.

(2)	Represents the annual increase in the actuarial present value of accumulated benefits under our Supplemental Retirement Plan (SERP). The annual decrease in value occurring during 2009 was $215,485.

(3)	Represents personal use of company automobile, contributions to a medical reimbursement plan, personal financial planning and tax return preparation expense, gross up for income taxes related to benefits of $5,804 and the contribution to the Company’s Profit Sharing/401K Plan made by the Company.

(4)	Represents club fees and dues, automobile allowance, contribution to a medical reimbursement plan, gross up for income taxes related to benefits of $5,806 and the contribution to the Company’s Profit Sharing/401K Plan made by the Company.

(5)	Represents club fees and dues, gross up for income taxes related to benefits of $4,424 and the contribution to the Company’s Profit Sharing/401K Plan made by the Company.

(6)	Represents the contribution to the Company’s Profit Sharing/401K Plan made by the Company.

(7)	No 2009 data is included for Messrs. Peabody and Kramer as they were not NEOs prior to 2010.

Grants of Plan-Based Awards

The following table sets forth information with respect to plan-based awards granted in 2011 to the executives named in the summary compensation table. All options were granted pursuant to the Company’s 2011 Stock Option Plan.

Name	Grant Date(1)	All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards per share	Grant Date Fair Value(3)
Peter J. Gundermann,	December 1, 2011	10,700	(2)	$34.24	$206,510
President and Chief Executive Officer
David C. Burney,	December 1, 2011	3,600	(2)	$34.24	$69,480
Executive Vice President — Finance and Chief Financial Officer
James S. Kramer,	December 1, 2011	3,200	(2)	$34.24	$61,760
Executive Vice President
Mark A. Peabody,	December 1, 2011	4,300	(2)	$34.24	$82,990
Executive Vice President

(1)	The grant date is the date the Compensation Committee of the Board of Directors meets to approve the awards.

(2)	The options vest at the rate of 20% per year commencing on December 1, 2011, and expire ten years after the date of grant.

(3)	Represents the full grant date fair value calculated in accordance with ASC Topic 718. The amounts do not reflect the actual amounts that may be realized by the executive officers. Assumptions used to calculate these amounts are included in Note 10 of the audited financial statements in Form 10-K for the year ended December 31, 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the executives named in the summary compensation table relating to unexercised stock options, stock that has not vested, and equity incentive plan awards outstanding as of December 31, 2011:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Peter J. Gundermann,	33,547	—	$3.87	January 24, 2013
President and Chief	12,579	—	3.87	January 24, 2013
Executive Officer	40,800	—	3.99	February 19, 2014
	15,300	—	3.99	February 19, 2014
	44,000	—	3.70	December 14, 2014
	16,500	—	3.70	December 14, 2014
	20,000	—	4.73	February 18, 2015
	7,500	—	4.73	February 18, 2015
	25,000	—	7.15	December 13, 2015
	9,375	—	7.15	December 13, 2015
	14,460	—	12.63	December 12, 2016
	5,422	—	12.63	December 12, 2016

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
	5,344	1,336	28.95	December 19, 2017
	2,004	501	28.95	December 19, 2017
	22,464	14,976	7.16	December 9, 2018
	2,246	1,498	7.16	December 9, 2018
	14,992	22,488	7.15	December 3, 2019
	1,499	2,249	7.15	December 3, 2019
	2,940	11,760	19.33	December 2, 2020
	294	1,176	19.33	December 2, 2020
	—	10,700	34.24	December 1, 2021
David C. Burney,	1,242	—	$7.43	January 25, 2012
Executive Vice President — Finance and Chief Financial Officer	466	—	7.43	January 25, 2012
	3,727	—	3.87	January 24, 2013
	1,397	—	3.87	January 24, 2013
	9,400	—	3.99	February 19, 2014
	3,525	—	3.99	February 19, 2014
	10,100	—	3.70	December 14, 2014
	3,787	—	3.70	December 14, 2014
	8,750	—	4.73	February 18, 2015
	3,281	—	4.73	February 18, 2015
	6,900	—	7.15	December 13, 2015
	2,587	—	7.15	December 13, 2015
	4,610	—	12.63	December 12, 2016
	1,729	—	12.63	December 12, 2016
	1,768	442	28.95	December 19, 2017
	664	165	28.95	December 19, 2017
	7,614	5,076	7.16	December 9, 2018
	761	508	7.16	December 9, 2018
	5,084	7,626	7.15	December 3, 2019
	508	763	7.15	December 3, 2019
	1,000	4,000	19.33	December 2, 2020
	100	400	19.33	December 2, 2020
	—	3,600	34.24	December 1, 2021
James S. Kramer,	5,467	—	$3.87	January 24, 2013
Executive Vice President	2,050	—	3.87	January 24, 2013
	9,400	—	3.99	February 19, 2014
	3,525	—	3.99	February 19, 2014
	10,400	—	3.70	December 14, 2014
	3,900	—	3.70	December 14, 2014
	8,750	—	4.73	February 18, 2015
	3,280	—	4.73	February 18, 2015

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
	6,100	—	7.15	December 13, 2015
	2,287	—	7.15	December 13, 2015
	4,030	—	12.63	December 12, 2016
	1,510	—	12.63	December 12, 2016
	1,608	402	28.95	December 19, 2017
	603	150	28.95	December 19, 2017
	7,080	4,720	7.16	December 9, 2018
	708	472	7.16	December 9, 2018
	4,700	7,050	7.15	December 3, 2019
	470	705	7.15	December 3, 2019
	870	3,480	19.33	December 2, 2020
	87	348	19.33	December 2, 2020
	—	3,200	34.24	December 1, 2021
Mark A. Peabody,	15,000	—	$4.73	February 18, 2015
Executive Vice President	5,625	—	4.73	February 18, 2015
	11,200	—	7.15	December 13, 2015
	4,200	—	7.15	December 13, 2015
	6,050	—	12.63	December 12, 2016
	2,269	—	12.63	December 12, 2016
	2,112	528	28.95	December 19, 2017
	792	198	28.95	December 19, 2017
	10,128	6,752	7.16	December 9, 2018
	1,013	675	7.16	December 9, 2018
	6,736	10,104	7.15	December 3, 2019
	674	1,010	7.15	December 3, 2019
	1,300	5,200	19.33	December 2, 2020
	130	520	19.33	December 2, 2020
	—	4,300	34.24	December 1, 2021

Options Exercises and Stock Vested

The following table sets forth information with respect to the executives named in the summary compensation table relating to the exercise of stock options, stock appreciation rights and similar rights, and the vesting of stock in connection therewith, in 2011:

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
Peter J. Gundermann, President and Chief Executive Officer	16,807	$173,576
David C. Burney, Executive Vice President — Finance and Chief Financial Officer	2,137	$32,104
James S. Kramer, Executive Vice President	—	$—
Mark A. Peabody, Executive Vice President	—	$—

Pension Benefits at December 31, 2011:

Name (a)	Plan Name (b)	Number of Years Credited Service (c)	Present Value of Accumulated Benefit ($) (d)	Payment During Last Fiscal Year ($) (e)
Peter J. Gundermann,	Astronics Corporation	22	$1,496,878	—
President and	Supplemental
Chief Executive Officer	Retirement Plan (SERP)
	SERP-Retiree Medical,	22	48,165	—
Dental and Long-Term Care
David C. Burney,	—	—	—	—
Executive Vice President — Finance and Chief Financial Officer
James S. Kramer,	—	—	—	—
Executive Vice President
Mark A. Peabody,	—	—	—	—
Executive Vice President

The Company has two non-qualified supplemental retirement defined benefit plans for certain executives. The Company’s SERP targets a retirement benefit based on 65% of the three-year average compensation. The plan is unfunded and has no assets. SERP benefits are payable only to “retirement-eligible” participants, i.e., employees designated to participate in the SERP and each of whom, upon termination of employment, has attained age 65 with not less than 10 years of service (as defined) or at age 60 or later with a combined total of age and years of service equal to 90. As of March 23, 2012 Peter J. Gundermann was the only non-retired participant in the SERP.

The other non-qualified supplemental retirement plan (SERP II) was adopted in March 2012. The Company’s SERP II targets a retirement benefit based on 50% of the three-year average compensation. SERP II is unfunded and has no assets. SERP II benefits are payable only to “retirement-eligible” participants, i.e., employees designated to participate in the SERP II and each of whom, upon termination of employment, has attained age 65 with not less than 10 years of service (as defined) or at age 60 or later with a combined total of age and years of service equal to 90. As of March 23, 2012 David C. Burney, James S. Kramer and Mark A. Peabody were the only participants in the SERP II. As SERP II’s effective date was March 6, 2012 there was no accumulated pension benefit at December 31, 2011.

The assumptions used to calculate the benefit obligation for the SERP are: Discount Rate 4.50%, Future Average Compensation Increases 5.00%. The assumptions used to calculate the benefit obligation for the SERP-Retiree Medical, Dental and Long-Term Care are: Discount Rate 4.50%, Future Average Healthcare Benefit Increases 10% for 2011 gradually decreasing to 5.00% in 2016 and years thereafter. The present value of the accumulated benefit is an actuarial calculation that assumes that the plan will remain in force and that participants will remain employed by the Company until age 65 with not less than 10 years of service (as defined) or until age 60 or later with a combined total of age and years of service equal to 90.

For purposes of illustration, the following tables show the estimated amounts of annual retirement income that would be payable at the present time under various assumptions as to compensation and years of service to employees who participate in the SERP and SERP II. The amounts presented for the SERP are subject to reduction for Social Security benefits and for Profit Sharing benefits earned under the Company’s Defined Profit Sharing/401k Plan. A discount factor applies for retirement-eligible participants who start to receive benefits before attaining age 65.

ESTIMATED UNFUNDED SUPPLEMENTAL RETIREMENT PLAN (SERP) TABLE

	Years of Service
Three Year Average Compensation	10	15	20	25	30
200,000	$100,000	$110,000	$120,000	$130,000	$130,000
250,000	125,000	137,500	150,000	162,500	162,500
300,000	150,000	165,000	180,000	195,000	195,000
350,000	175,000	192,500	210,000	227,500	227,500
400,000	200,000	220,000	240,000	260,000	260,000
450,000	225,000	247,500	270,000	292,500	292,500
500,000	250,000	275,000	300,000	325,000	325,000

ESTIMATED UNFUNDED SUPPLEMENTAL RETIREMENT PLAN (SERP II) TABLE

	Years of Service
Three Year Average Compensation	10	15	20	25	30
200,000	$70,000	$80,000	$90,000	$100,000	$100,000
250,000	87,500	100,000	112,500	125,000	125,000
300,000	105,000	120,000	135,000	150,000	150,000
350,000	122,500	140,000	157,500	175,000	175,000
400,000	140,000	160,000	180,000	200,000	200,000
450,000	157,500	180,000	202,500	225,000	225,000
500,000	175,000	200,000	225,000	250,000	250,000

Non-Qualified Deferred Compensation

The Company does not have any non–qualified defined contribution or other plan that provides for the deferral of compensation.

Other Potential Post-Employment Payments

The Company has an Employment Benefit Termination Agreement with Mr. Gundermann, President and Chief Executive Officer and Mr. Burney, Executive Vice President, Treasurer, Secretary and Chief Financial Officer, Mr. Kramer, Executive Vice President and Mr. Peabody Executive Vice President.

In the event Mr. Gundermann’s employment is terminated within two years following, or directly or indirectly in connection with or in anticipation of, a change in control of the Company, he will be entitled to receive (i) his salary and fringe benefits through the termination date and an amount equal to the greater of two times his then current annual base salary or two times his average annual base salary for the two years preceding the termination date, (ii) all vested benefits under any Company retirement, profit sharing or supplemental retirement plan in which he participates and (iii) for a period of two years from the termination date, continue to be provided with an automobile or reimbursement of automobile expense. Mr. Gundermann has the option to receive some or all of the foregoing salary and benefits in a lump sum payment. In addition to the benefits set forth above, upon a change in control, Mr. Gundermann will be entitled to (i) exercise all vested or unvested stock options held by him on the termination date within the one year period following the termination date, or in lieu thereof, receive the bargain element of such stock options in cash, (ii) continue to receive, for a period of two years from the termination date, health, life and disability insurance coverage for which he was eligible during his employment with the Company and (iii) receive payment for accrued but unused vacation prorated for the length of his services in the calendar year in which his termination occurs.

In the event Mr. Burney, Mr. Kramer or Mr. Peabody’s employment is terminated within two years following, or directly or indirectly in connection with or in anticipation of, a change in control of the Company, he will be entitled to receive (i) his salary and fringe benefits through the termination date and an amount equal to the greater of his then current annual base salary or his average annual base salary for the two years preceding the termination date, (ii) all vested benefits under any Company retirement, profit sharing or supplemental retirement plan in which he participates and (iii) for a period of one year from the termination date, continue to be provided with an automobile or reimbursement of automobile expense. They have the option to receive some or all of the foregoing salary and benefits in a lump sum payment. In addition to the benefits set forth above, upon a change in control, they will be entitled to (i) exercise all vested or unvested stock options held by him on the termination date within the one year period following the termination date, or in lieu thereof, receive the bargain element of such stock options in cash, (ii) continue to receive, for a period of one year from the termination date, health, life and disability insurance coverage for which he was eligible during his employment with the Company and (iii) receive payment for accrued but unused vacation prorated for the length of his services in the calendar year in which his termination occurs.

SERP II allows for a cash payment to participants with at least ten years of consecutive service upon a change of control as defined by the plan. Messrs Burney and Kramer being participants in SERP II with at least ten years of consecutive service are eligible to receive a payment equal to the present value of their vested benefit in SERP II upon a change in control. SERP II was adopted in March 2012. Had the plan been in place at December 31, 2011 Messrs Burney and Kramer would be entitled to receive cash payments from SERP II of $1,101,879 and $901,894 respectively, upon a change of control.

In the past, the Company has also paid severance benefits to salaried employees upon termination of employment. The eligibility for such payments, and the amount thereof, has been determined by the Company on a case by case basis.

Equity Compensation Plan Information

The following table sets forth the aggregate information of the Company’s equity compensation plans in effect as of December 31, 2011.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,252,683	$9.30	1,544,384
Equity compensation plans not approved by security holders	—	—	—

Total	1,252,683	$9.30	1,544,384

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information concerning persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the summary compensation table and by all directors and executive officers as a group as of March 5, 2012 (an asterisk indicates less than 1% beneficial ownership of the class):

	Shares of Common Stock		Shares of Class B Stock
Name and Address of Owner(1)	Number	Percentage	Number	Percentage
Raymond W. Boushie(2)	24,000	*	6,937	*
Robert T. Brady(3)	95,198	1.0%	82,545	2.9%
David C. Burney(4)	74,592	*	29,677	1.0%
John B. Drenning(5)	118,465	1.2%	153,589	5.4%
Peter J. Gundermann(6)	255,575	2.7%	199,809	6.8%
Robert J. McKenna(7)	28,000	*	31,792	1.1%
Kevin T. Keane(8)	343,521	3.6%	851,688	29.8%
James S. Kramer(9)	119,352	1.3%	92,438	3.2%
Mark A. Peabody(10)	77,992	*	24,424	*
BlackRock, Inc.(11)	594,132	6.3%	—	—
40 East 52nd Street
New York, NY 10022
NSB Advisors LLC(11) 200 Westage Business Center Drive. Suite 228 Fishkill, NY 12524	2,927,094	30.8%	272,421	9.6%
Vanguard Group(11) 100 Vanguard Blvd Malvern, PA 19355	491,255	5.2%	—	—
All directors and executive officers as a group, (9 persons)(12)	1,136,695	11.4%	1,472,897	49.3%

(1)	The address for all directors and officers listed is: 130 Commerce Way, East Aurora, New York 14052.

(2)	Includes 19,000 shares of Common Stock and 3,962 shares of Class B Stock subject to options exercisable within 60 days.

(3)	Includes 36,970 shares of Common Stock and 10,701 shares of Class B Stock subject to options exercisable within 60 days.

(4)	Includes 58,953 shares of Common Stock and 18,339 shares of Class B Stock subject to options exercisable within 60 days.

(5)	Includes 36,970 shares of Common Stock and 10,701 shares of Class B Stock subject to options exercisable within 60 days.

(6)	Includes 223,547 shares of Common Stock and 72,720 shares of Class B Stock subject to options exercisable within 60 days.

(7)	Includes 28,000 shares of Common Stock and 7,337 shares of Class B Stock subject to options exercisable within 60 days.

(8)	Includes 53,500 shares of Common Stock and 16,899 shares of Class B Stock subject to options exercisable within 60 days and includes 58,120 shares of Common Stock and 56,215 shares of Class B Stock owned by Mr. Kevin Keane’s spouse or held in a trust for the benefit of Mr. Kevin Keane’s spouse, as to which he disclaims beneficial ownership.

(9)	Includes 58,405 shares of Common Stock and 18,423 shares of Class B Stock subject to options exercisable within 60 days and includes 220 shares of Common Stock and 194 shares of Class B Stock owned by Mr. James Kramer’s spouse.

(10)	Includes 52,526 shares of Common Stock and 14,703 shares of Class B Stock subject to options exercisable within 60 days.

(11)	The beneficial ownership information is based solely upon Schedule 13G or 13G/A filed with the SEC as of December 31, 2011. NSB Advisors reports having no sole or shared voting power for 2,927,094 shares of Common Stock and 272,421 shares of Class B Stock. NSB claims sole dispositive power for 2,927,094 shares of Common Stock and 272,421 shares of Class B Stock.

(12)	Includes an aggregate of 567,871 shares of Common Stock and 173,785 shares of Class B Stock subject to options exercisable within 60 days.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP as the independent registered public accounting firm, to act as auditors of Astronics Corporation for 2012. All services provided on the Company’s behalf by Ernst & Young LLP during fiscal 2011 and 2010 were approved in advance by the Audit Committee. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit Fees.    The following table sets forth the fees billed to the Company for the last fiscal year by the Company’s independent auditors, Ernst & Young LLP:

	2011	2010
Audit	$667,632	$621,485
Audit-related	—	—
Tax	—	—
All Other	—	—

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee may delegate to an Audit Committee member the authority to approve permitted services provided that the delegated member reports any decisions to the committee at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During 2011, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company’s securities.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

AND DIRECTOR INDEPENDENCE

The Company does not have written policies or procedures relating to the review, approval or ratification of related person transactions. Any such proposed transaction is submitted to the Board of Directors for approval.

John B. Drenning, a Director of the Company, is a partner in the law firm of Hodgson Russ LLP. During 2011, the Company incurred legal fees from Hodgson Russ LLP totaling $346,858.

PROPOSALS OF SHAREHOLDERS FOR 2013 ANNUAL MEETING

To be considered for inclusion in the proxy materials for the 2013 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than November 23, 2012.

If a shareholder wishes to present a proposal at the Company’s 2013 Annual Meeting of Shareholders or to nominate one or more directors, and the proposal is not intended to be included in the Company’s proxy materials relating to that meeting, such proposal or nomination(s) must comply with the applicable provisions of the Company’s by-laws and applicable law. In general, the Company’s by-laws provide that with respect to a shareholder nomination for director, written notice must be addressed to the Secretary and be received by the Company no less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. For purposes of the Company’s 2013 Annual Meeting of Shareholders, such notice must be received not later than March 3, 2013 and not earlier than February 1, 2013. The Company’s by-laws set out specific requirements that such written notices must satisfy.

With respect to shareholder proposals (other than nominations for directors) that are not intended to be included in the Company’s proxy materials relating to the 2013 Annual Meeting of Shareholders, such proposals are subject to the rules adopted by the SEC relating to the exercise of discretionary voting authority unless notice of such a proposal is received by the Company no later than February 5, 2013.

OTHER BUSINESS

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

Copies of the 2011 Annual Report to Shareholders of Astronics Corporation have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 130 Commerce Way, East Aurora, New York 14052. The enclosed proxy statement and 2011 Annual Report to Shareholders are available at http://proxy.astronics.com.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 13, 2012, ON REQUEST TO SHAREHOLDER RELATIONS, ASTRONICS CORPORATION, 130 COMMERCE WAY, EAST AURORA, NEW YORK 14052. THE ANNUAL REPORT ON FORM 10-K MAY ALSO BE OBTAINED IN THE INVESTOR RELATIONS SECTION OF THE COMPANY’S WEBSITE: WWW.ASTRONICS.COM.

BY ORDER OF THE BOARD OF DIRECTORS
David C. Burney, Secretary
East Aurora, New York March 23, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://proxy.astronics.com

■

ASTRONICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Common Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on May 2, 2012, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted “FOR” Proposals 1 and 2.

(Continued and to be signed on the reverse side.)

■	14475	■

130 Commerce Way, East Aurora, NY 14052 Phone 716-805-1599 Fax 716-805-1286

You’re Invited

to the

ANNUAL

SHAREHOLDERS’

MEETING

WEDNESDAY, MAY 2, 2012, 10:00 A.M.

Astronics Corporation

130 Commerce Way

East Aurora, New York

Few people care to attend the Annual Shareholders’ Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

”    Please detach and mail in the envelope provided.  ”

■	20630000000000001000 5			050212

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR proposals 1 and 2:					FOR	AGAINST	ABSTAIN
1. Election of Directors				2. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2012.	☐	☐	☐
NOMINEES
☐	FOR ALL NOMINEES	O Raymond W. Boushie O Robert T. Brady O John B. Drenning O Peter J. Gundermann O Kevin T. Keane O Robert J. McKenna		3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

				I plan to attend the Annual meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

130 Commerce Way, East Aurora, NY 14052 Phone 716-805-1599 Fax 716-805-1286

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You’re Invited to the ANNUAL SHAREHOLDERS’ MEETING WEDNESDAY, MAY 2, 2012, 10:00 A.M. Astronics Corporation 130 Commerce Way East Aurora, New York

Few people care to attend the Annual Shareholders’ Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 20630000000000001000 5	050212

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR proposals 1 and 2:						FOR	AGAINST	ABSTAIN
1. Election of Directors				2.	Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2012.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Raymond W. Boushie O Robert T. Brady O John B. Drenning O Peter J. Gundermann O Kevin T. Keane O Robert J. McKenna		3.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

					I plan to attend the Annual meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://proxy.astronics.com

■

ASTRONICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on May 2, 2012, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted “FOR” Proposals 1 and 2.

(Continued and to be signed on the reverse side.)

■	14475	■

130 Commerce Way, East Aurora, NY 14052 Phone 716-805-1599 Fax 716-805-1286

You’re Invited

to the

ANNUAL

SHAREHOLDERS’

MEETING

WEDNESDAY, MAY 2, 2012, 10:00 A.M.

Astronics Corporation

130 Commerce Way

East Aurora, New York

Few people care to attend the Annual Shareholders’ Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

”    Please detach and mail in the envelope provided.  ”

■	20630000000000001000 5			050212

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR proposals 1 and 2:					FOR	AGAINST	ABSTAIN
1. Election of Directors				2. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2012.	☐	☐	☐
NOMINEES
☐	FOR ALL NOMINEES	O Raymond W. Boushie O Robert T. Brady O John B. Drenning O Peter J. Gundermann O Kevin T. Keane O Robert J. McKenna		3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

				I plan to attend the Annual meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

130 Commerce Way, East Aurora, NY 14052 Phone 716-805-1599 Fax 716-805-1286

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You’re Invited to the ANNUAL SHAREHOLDERS’ MEETING WEDNESDAY, MAY 2, 2012, 10:00 A.M. Astronics Corporation 130 Commerce Way East Aurora, New York

Few people care to attend the Annual Shareholders’ Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. i

¢ 20630000000000001000 5	050212

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR proposals 1 and 2:						FOR	AGAINST	ABSTAIN
1. Election of Directors				2.	Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2012.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Raymond W. Boushie O Robert T. Brady O John B. Drenning O Peter J. Gundermann O Kevin T. Keane O Robert J. McKenna		3.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

					I plan to attend the Annual meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■